FRANKLIN PREMIER RETURN FUND
                            REGISTRATION STATEMENT
                                EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION                        LOCATION

EX-99.B1(i)              Articles of Incorporation dated    Attached
                         April 13, 1983

EX-99.B1(ii)             Certificate of Amendment of        Attached
                         Articles of Incorporation dated
                         April 15, 1991

EX-99.B2(i)              Amended By-Laws of Franklin        Attached
                         Premier Return Fund

EX-99.B2(ii)             Amendment to By-Laws adopted       Attached
                         January 18, 1994

EX-99.B5(i)              Management Agreement between       Attached
                         Registrant and Franklin Advisers,
                         Inc. dated May 1, 1986

EX-99.B6(i)              Amended and Restated Distribution  Attached
                         Agreement dated April 23, 1995

EX-99.B6(ii)             Forms of Dealer Agreement between  Attached
                         Franklin/Templeton Distributors,
                         Inc. ("Distributors") and dealers
                         dated December 1, 1994

EX-99.B8(i)              Custodian Agreement between        Attached
                         Registrant and Citibank Delaware

EX-99.B8(ii)             Custodian Agreement between        Attached
                         Registrant and Bank of America NT
                         & SA dated April 1, 1995

EX-99.B8(iii)            Amendment to Custodian Agreement   Attached
                         between Registrant and Bank of
                         America NT & SA dated April 12,
                         1996

EX-99.B8(iv)             Master Custodian Agreement         Attached
                         between Registrant and Bank of
                         New York dated February 16,
                         1996

EX-99.B8(v)              Terminal Link Agreement between    Attached
                         Registrant and Bank of New
                         York, dated February 16, 1996

EX-99.B9(i)              Merger Agreement between FOF and   Attached
                         Franklin Option Fund, Inc. dated
                         April 12, 1983

EX-99.B11(i)             Consent of Independent Auditors    Attached
                         dated February 27, 1996

EX-99.B14(i)             Model Retirement Plan              *

EX-99.B16(i)             Schedule for computation of        Attached
                         performance quotation

EX-99.B17(i)             Power of Attorney dated February   Attached
                         16, 1995

EX-99.B17(ii)            Certificate of Secretary           Attached

EX-27.B1                 Financial Data Schedule            Attached


*Incorporated by reference